United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2004

UNIVEST CORPORATION OF PENNSYLVANIA

(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Ident. No.)

14 North Main Street, Souderton, Pennsylvania 18964

(Address of principal executive office)(Zip Code)

Registrant’s telephone number, including area code (215) 721-2400

Not applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
EARNINGS RELEASE DATED APRIL 28, 2004

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99 — Earnings Release dated April 28, 2004 of Univest Corporation of Pennsylvania.

Item 12. Results of Operations and Financial Condition

     The information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subjected to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     On April 28, 2004, Univest Corporation of Pennsylvania, parent company of Univest National Bank and Trust Co., issued a press release reporting first quarter earnings. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Corporation of Pennsylvania

	By	/s/ Wallace H. Bieler

	Name:	Wallace H. Bieler
Date: April 29, 2004	Title:	Sr. Executive Vice President, and Chief Financial Officer